                                                                  EXHIBIT 10.20

[ ] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2


                                    AMENDMENT

THIS AMENDMENT is between the following Parties: LUCENT TECHNOLOGIES INC., a Delaware corporation ("LUCENT"), having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and STATISTICAL SCIENCES, INC., a Massachusetts corporation ("LICENSEE"). Having an office at 1700 Westlake Avenue North, Suite 500, Seattle, Washington 98107. This Amendment is effective upon the date the last of the Parties executes this Amendment.

WHEREAS the Parties entered into a Software License Agreement ("Agreement") relating to LUCENT's S Software, and

WHEREAS the Parties wish to amend the Agreement.

THEREFORE, the Parties agree as follows:

1.   The following new provisions are added:

     3.02(i)   LUCENT agrees that LICENSEE may furnish CUSTOMER
               SOFTWARE to a customer for operation in a time-sharing or service bureau environment provided that such customer agrees to the provisions of Section 3.01(a)(i)(2-8).

     7.13      LUCENT Purchases

               LUCENT may, at its discretion and from time to time, desire to acquire CUSTOMER SOFTWARE. LICENSEE agrees that LUCENT may acquire CUSTOMER SOFTWARE from LICENSEE at a price structure that is at least as favorable as the price structure LICENSEE offers to any of its other customers, including the United States government, for such CUSTOMER SOFTWARE.

2.   Appendix A (Definitions) is modified to add the following definition:

     TYPE means a product, comprising CUSTOMER SOFTWARE, which is furnished by LICENSEE and which is identified by a name, symbol and/or other device so as to distinguish the product from other products furnished by LICENSEE.

3. The provisions of Section 4.02 are deleted in their entirety and are replaced with the following provisions:

----------
*Terms in capital letters shall have the meanings specified in the Definitions Appendix of the Agreement or as defined in this Amendment.

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                        Confidential Treatment Requested

     The Parties agree that if LICENSEE fails to fulfill its obligations under
     Section 4.01 that: (i) the agreement by LUCENT in Sections 2.01(a) and 3.01(c) not to grant licenses and rights to third parties, with respect to the NEW SOFTWARE PRODUCT portion of SOFTWARE PRODUCT, is, at the sole discretion of LUCENT, revocable any time on or after [
                     ], but that all other rights, licenses and obligations shall continue, and (ii) the yearly fee due pursuant to Section 5.01 and specified in APPENDIX C - YEARLY FEE SCHEDULE (as amended below), shall be changed to [
         ] for the year [     ] and each year thereafter, and the sublicensing
     fee due pursuant to Section 5.02 and specified in APPENDIX D - SUBLICENSING
     FEE SCHEDULE, shall be reduced to [       ] for the years [    ] and
     thereafter.

4. The provisions of Section 5.05(a) are amended as of the effective date of this Amendment as follows:

     Within ninety (90) days after the end of each semiannual period ending on June 30th or December 31st, commencing with the semiannual period ending December 31, 1997, LICENSEE shall furnish to LUCENT a statement, in form acceptable to LUCENT and certified by an authorized representative of LICENSEE, identifying SUBLICENSING REVENUE and remitting fees due pursuant to Section 5.02.

     LICENSEE agrees to identify for each TYPE the SUBLICENSING REVENUE due to LUCENT and to identify whether such SUBLICENSING REVENUE is reported pursuant to Section (a), (b) or (c) of the definition of SUBLICENSING REVENUE.

     LICENSEE further agrees that such statement will include, for each TYPE:
     (i) the number of copies and price of each TYPE that were furnished by LICENSEE, its SUBSIDIARIES and DISTRIBUTORS to customers, (ii) the [ ] of MAINTENANCE AGREEMENTS for each TYPE during such semiannual period.

     In the case where a MAINTENANCE AGREEMENT covers more than one TYPE, the
     [                 ] of such a MAINTENANCE AGREEMENT shall be prorated among
     the TYPES covered based upon the [                  ] of the TYPES covered.

5. The provisions of Section 6.01 are deleted and replaced with the following provisions:

     (a) Unless otherwise terminated, this Agreement shall be in effect for a term commencing on February 18, 1996 and continuing for a six (6) year period thereafter.

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                         Confidential Treatment Required

     (b) If this Agreement is not otherwise terminated, at the end of such six
     (6) year period, this Agreement will be automatically extended for an additional five (5) year period unless LICENSEE notifies LUCENT more than thirty (30) days prior to the expiration of such six (6) year period that LICENSEE does not wish to extend this Agreement.

     (c) Thereafter, this Agreement will be automatically extended for subsequent five (5) year periods unless this Agreement is otherwise terminated or unless LICENSEE notifies LUCENT more than thirty (30) days prior to the expiration of this Agreement that LICENSEE does not wish to extend this Agreement.

6. The provisions of Appendix C (Yearly Fee Schedule) of the Agreement are deleted and replaced with the following provisions:

      PAYMENT                       DUE DATE                      YEARLY FEE

        [











                                                                       ]



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                         Confidential Treatment Required

7. The provisions of Appendix D (Sublicensing Fee Schedule) of the Agreement are deleted and replaced with the following provisions:

YEAR (BEGINNING FEBRUARY 18)                             FEES

          [ ]                               [ ] of SUBLICENSING REVENUE
          [ ]                            [    ] of SUBLICENSING REVENUE
          [ ]                               [ ] of SUBLICENSING REVENUE
          [ ]                               [ ] of SUBLICENSING REVENUE
          [ ]                               [ ] of SUBLICENSING REVENUE
          [ ]                               [ ] of SUBLICENSING REVENUE
    [            ]                          [ ] of SUBLICENSING REVENUE



IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

LUCENT TECHNOLOGIES INC.


    By: /s/ M.R. Greene
       ---------------------------------------
        M.R. Greene
        Vice President - Intellectual Property

    Date: 9/17/97
         -------------------------------------

STATISTICAL SCIENCES, INC.


    By: /s/ Charles J. Digate
       ---------------------------------------

    Title: President and CEO
          ------------------------------------

    Date:    9/25/97
         -------------------------------------

            THIS AMENDMENT DOES NOT BIND OR OBLIGATE EITHER PARTY IN
                 ANY MANNER UNLESS DULLY EXECUTED BY AUTHORIZED
                        REPRESENTATIVES OF BOTH PARTIES